UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

CarGurus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38233	04-3843478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor

Cambridge, Massachusetts 02141

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: 617-354-0068

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2019 (the “Effective Date”), CarGurus, Inc., as tenant (the “Tenant”), entered into a lease of certain office space (the “Lease”), with S&A P-12 Property LLC, as landlord (the “Landlord”) in a building located at 1001 Boylston Street, Boston, Massachusetts (the “Building”) to be constructed by Landlord. Landlord shall deliver to Tenant a portion of the Building comprised of 273,595 square feet on floors 10 through 20, two roof decks and an indoor amenity area (the “Premises”), in the condition required by Exhibit 2.1 of the Lease. Landlord anticipates commencement of construction of the Building to occur on or about March 15, 2020, and delivery in the Early Delivery Condition (as defined in the Lease) is estimated to occur not later than March 15, 2022. The Substantial Completion (as defined in the Lease) of Landlord’s construction is estimated to occur not later than ten months after the Early Delivery Date (as defined in the Lease). Upon delivery of the Premises, Tenant will construct certain improvements in the Premises. Landlord will reimburse Tenant for the cost of such improvements up to $130.00 per rentable square foot of the Premises. Landlord shall also reimburse Tenant for the cost of Tenant’s test fit plan up to $0.15 per rentable square foot of three full floors of the Premises.

The “Commencement Date” of the Lease term is the earlier to occur of (i) the date that is 12 months following the Delivery Date (as defined in the Lease) and (ii) the date that Tenant first occupies the Premises for the normal conduct of business for the Permitted Use (as defined in the Lease). The “Original Term” will commence on the Commencement Date and expire on the date (the “Expiration Date”) that is 180 full calendar months after the Commencement Date (plus the partial month, if any, immediately following the Commencement Date).

The Original Term may be extended by Tenant up to two times for a period of five years each through written notice not later than 18 months prior to the expiration of the Lease, with the annual fixed rent adjusted to fair market value. At Tenant’s election, the extension may include either (i) the entire Premises or (ii) a portion of the Premises not less than 57% of the Premises area as of the date of Tenant’s exercise of the initial extension option.

Commencing on the Fixed Rent Commencement Date, Tenant will pay annual fixed rent during the Original Term of $64.95 per rentable square foot of the Premises, increasing by $1.30 per rentable square foot upon each anniversary of the Commencement Date. The “Fixed Rent Commencement Date” is defined as eight months after the Commencement Date.

Upon execution of the Lease, Tenant will deliver a letter of credit to Landlord as a security deposit for the Lease equal to $8,884,997.64 (the “Letter of Credit”). The Letter of Credit shall reduce over time as provided in the Lease.

Tenant shall also pay: (i) its pro rata share of taxes incurred by the Landlord for the Building, as calculated pursuant to the Lease; (ii) its pro rata share of operating expenses incurred by the Landlord for the office area, the Building and the Project (as defined in the Lease), each as calculated pursuant to the Lease and subject to allocations to the applicable Expense Pool (as defined in the Lease); and (iii) “Management Fee Rent”, which is 2.25% of the sum of the annual fixed rent, Tenant’s tax share and Tenant’s expense share.

Tenant shall also have the following options:

(i)    a one-time option of expanding or contracting the Premises by one or two contiguous full floors of the office area by written notice to Landlord no later than June 1, 2020;

(ii)    a one-time option to lease one additional floor of the office area contiguous to the Premises for a term that is coterminous with the Lease term by written notice to Landlord no later than November 1, 2020;

(iii)    a one-time option to lease one additional full floor of the office area contiguous to the largest contiguous block of space in the Premises for a term that is coterminous with the Lease term by written notice at least 12 months prior to the fifth anniversary of the Fixed Rent Commencement Date;

(iv)    an ongoing right of first offer to lease all or any separately demised office space in the office area when such area becomes available for lease to Tenant;

(v)    a one-time irrevocable right to terminate the Lease solely with respect to one full floor of the Premises, at Tenant’s election, on the upper- or lower-most floor of any contiguous block of space then demised under the Lease, by written notice no later than seventh anniversary of the Fixed Rent Commencement Date; and

(vi)    a one-time right of first offer to purchase Landlord’s interest in the office area of the Building, except that if Landlord’s interest in the office area is not separately demised from the balance of the Project (or is not a separate leasehold condominium unit), then Tenant’s right of first offer to purchase shall apply to such additional portion(s) of the Landlord’s interest in the Project as shall be designated by the Landlord.

In the event of a Sale, Re-Capitalization, or Permanent Refinancing (each as defined in the Lease) by Landlord between the Effective Date and the Expiration Date of the Original Term, provided certain conditions set forth in the Lease are met, Landlord will pay to Tenant, as part, and directly out, of the settlement of proceeds at the closing, the Contingent Payment (as defined in the Lease).

The foregoing descriptions of certain terms of the Lease do not purport to be complete and are qualified in their entirety by reference to the full text of the Lease, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Lease is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Indenture of Lease between S&A P-12 Property LLC and CarGurus, Inc., dated as of December 19, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	CARGURUS, INC.

/s/ Jason Trevisan
	Name:	Jason Trevisan
	Title:	Chief Financial Officer and Treasurer